                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                CompuTrac, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                 COMPUTRAC, INC.

                               222 MUNICIPAL DRIVE
                              RICHARDSON, TX 75080


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 15, 1999


To the Stockholders of CompuTrac, Inc:

         Notice is hereby given that the 1999 Annual Meeting of Stockholders of CompuTrac, Inc., a Texas corporation (the "Company"), will be held on Thursday, July 15, 1999, at the Company's offices, 222 Municipal Drive, Richardson, Texas 75080 beginning at 2:00 p.m. local time for the following purposes:

         1. To elect five (5) persons to the Company's Board of Directors to hold office until their terms shall expire and until their successors are duly elected and qualified.

         2.       To approve the adoption of the Company's 1999 Stock Option
                  Plan.

         3. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

         Stockholders of record at the close of business on May 28, 1999, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) thereof.

         You are cordially invited to attend the meeting. Whether or not you expect to be present at the meeting, please date and sign the enclosed Proxy and return it promptly in the enclosed envelope. Returning the proxy will not affect your right to revoke it and vote your shares in person if you attend the meeting.

                              By Order of the Board of Directors



                                       Dana E. Margolis
                                    Secretary and Treasurer


Richardson, Texas
June 7, 1999

                                 COMPUTRAC, INC.

                               222 MUNICIPAL DRIVE
                              RICHARDSON, TX 75080


                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CompuTrac, Inc., a Texas corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the 1999 Annual Meeting of Stockholders to be held on Thursday, July 15, 1999, at the Company's offices, 222 Municipal Drive, Richardson, Texas 75080, beginning at 2:00 p.m. local time.

         The approximate date that this Proxy Statement and the enclosed form of Proxy are first being sent to stockholders is June 7, 1999. Stockholders should review the information provided herein in conjunction with the Company's Annual Report for the fiscal year ended January 31, 1999 which accompanies this Proxy Statement. The Annual Report does not form a part of this Proxy Statement and is not intended to serve as soliciting material for the Proxy.

                          INFORMATION CONCERNING PROXY

         The solicitation is made on behalf of the Board of Directors of the Company. By executing and returning the enclosed Proxy card, you authorize the persons named in the Proxy to represent you and vote your shares in connection with the purposes set forth in the Notice of Annual Meeting.

         All shares represented by a valid Proxy received prior to the meeting will be voted in accordance with any specification made on such Proxy. Any stockholder giving a Proxy has the power to revoke it at any time before it is exercised by submitting a notice of revocation to the Company or by attending the meeting and voting in person.

         The cost of preparing, assembling and mailing the enclosed material will be borne by the Company. In addition to solicitation by mail, employees of the Company may, without additional compensation, solicit Proxies on behalf of the Board of Directors by telephone, telegraph or personal interview. The Company may make arrangements with banks, brokerage houses and other custodians, nominees and fiduciaries to send Proxies and Proxy material to their principals and to request authority for the execution of Proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

            1. To elect five (5) persons to the Company's Board of Directors to hold office until their terms shall expire and until their successors are duly elected and qualified.

            2.    To approve the adoption of the Company's 1999 Stock Option
                  Plan.

            3. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

         Unless contrary instructions are indicated on the enclosed Proxy, all shares represented by valid Proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted for the election of the five nominees for director named below. In the event a stockholder specifies otherwise by means of the enclosed Proxy, those shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on May 28, 1999 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 6,401,774 shares of the Company's $.01 par value Common Stock issued and outstanding, all of which are entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on the Record Date are entitled to vote at the meeting or any adjournment thereof, each share being entitled to one (1) vote on each matter to be voted on at the Annual Meeting. All shares of Common Stock will vote as a single class and there are no cumulative voting rights.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

         The inspector or inspectors of election will treat shares referred to as "broker or nominee non-votes" (shares held of record by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and which the broker or nominee has not voted because it does not have discretionary voting power on a particular matter) as shares that are present for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not entitled to vote on that matter and therefore will not be considered by the inspectors when counting votes cast on the matter (even though those shares are considered present for quorum purposes and may be entitled to vote on other matters).

         Directors will be elected by a plurality of the votes cast by holders of shares of Common Stock present in person or represented by proxy at the Annual Meeting. Thus, any abstentions or broker or nominee non-votes will have no effect on the outcome of the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote on the matter at the Annual Meeting is required to approve the adoption of the Company's 1999 Stock Option Plan. Thus, any broker or nominee non-votes will have the effect of reducing the number of votes required to approve the proposal, and the number of votes required to block such approval. Any abstentions will have the effect of votes against the proposal.

                               SECURITY OWNERSHIP

         The following table sets forth, as of May 28, 1999, information with respect to the beneficial ownership of the Common Stock of the Company by (a) the Company's Chief Executive Officer and each of the other "Named Executive Officers" (as defined below in "Executive Compensation - Summary Compensation Table"), (b) each person known by the Company to own beneficially 5% or more of such outstanding Common Stock, (c) each director or nominee who owns any shares, and (d) all current executive officers and directors of the Company as a group.


                                                       Amount and Nature of
Name and Address of Beneficial Owner (1)        Beneficial Ownership of Class (2)           Percent
----------------------------------------        ---------------------------------           --------
Harry W. Margolis                                           2,497,177 (3)                      37.1

Dana E. Margolis                                               28,217 (4)                        (5)

D. Bruce Walter                                               167,939 (6)                       2.6

Bruce E. Staffin                                              352,810                           5.5

Gerald D. Harris                                               12,000 (7)                       (5)

Kenneth R. Nicholas                                            28,000 (8)                       (5)

William Harris Investors, Inc. (9)                            463,100                           7.2
  Two North LaSalle Street
  Suite 505
  Chicago, IL  60602-3703

All current directors and executive                         2,994,513 (10)                     42.4
 officers (11 persons) as a group

-----------------------

(1) Unless otherwise indicated, each person's address is 222 Municipal Drive, Richardson, TX 75080.

(2) Unless otherwise indicated, each person has sole voting and investment power with respect to such shares.

(3) Includes 333,000 shares Mr. Margolis has the right to acquire through the exercise of options. Mr. Margolis may be deemed to be the beneficial owner of the shares owned by his wife, Dana E. Margolis.

(4) Dana E. Margolis may be deemed to be the beneficial owner of the shares owned by her husband, Harry W. Margolis.

(5) Beneficial ownership is less than one percent (1%) of the Company's outstanding shares.

(6) Includes 112,000 shares Mr. Walter has the right to acquire through the exercise of options.

(7) Represents 12,000 shares Mr. Harris has the right to acquire through the exercise of options.

(8) Includes 18,000 shares Mr. Nicholas has the right to acquire through the exercise of options.

(9) Information obtained from a Schedule 13G filed with the Company by the beneficial owner dated February 14, 1999. The Schedule 13G states that the holder is an investment advisor that shares with its clients voting power, and has sole dispositive power, with respect to all the shares.

(10) Includes 657,591 shares the directors and executive officers have the right to acquire through the exercise of options.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all such reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company during the Company's last fiscal year, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been complied with.


                              ELECTION OF DIRECTORS

         Directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The Company's Articles of Incorporation provide that the number of directors constituting the Company's Board of Directors shall not be less than two, but will be fixed as determined in the manner provided by the Company's Bylaws. The Company's Bylaws provide that the number of directors shall be fixed from time to time by action of the Company's Board of Directors. The Board of Directors has fixed the number of directors at five for the ensuing year. The Board of Directors currently consists of five persons.

         It is intended that the shares represented by the Proxies will be voted for the election of the Company's nominees except where authority to so vote is withheld. Each of the five current members of the Board of Directors has been nominated by the Company to be reelected as a director at the Annual Meeting. All of the nominees for directorship have agreed to serve if elected. Should any of such nominees become unwilling or unable to accept nomination or election, the shares represented by the Proxies solicited hereby will be voted for any substitute nominee or nominees designated by the present Board of Directors or the number of directors will be reduced accordingly.

         The Board of Directors recommends that you vote FOR the election of each of the five nominees to the Board of Directors.

                                   MANAGEMENT


EXECUTIVE OFFICERS AND DIRECTORS

         The executive officers and directors of the Company at May 28, 1999 are as follows:

                                                                   Position(s) Held
Name                                Age                            With the Company
----                                ---                            ----------------
Harry W. Margolis                   56                 Chairman of the Board & Chief Executive Officer
Dana E. Margolis                    54                 Secretary, Treasurer & Director
D. Bruce Walter                     56                 President & Director
Roger P. Young                      37                 General Manager - Operations
Deborah S. Greening                 48                 Vice President - Sales & Marketing
Lynda K. Thomas                     53                 Vice President - Administration
David D. Hester                     43                 Vice President - CT Labs
Irwin S. Arnstein                   40                 Vice President - LFMS Support and Development
Michael R. Mueller                  47                 Vice President - LFMS for Windows Development
Kenneth R. Nicholas                 57                 Director
Gerald D. Harris                    43                 Director


         HARRY W. MARGOLIS is a co-founder of the Company and has served as Chairman of the Board of the Company since its organization in 1977. After graduating from U.C.L.A. in 1964 with a degree in Political Science, Mr. Margolis attended Southern Methodist University Law School and upon graduation in 1967, placed first in the Bar Examination administered in the State of Texas. Mr. Margolis founded his own law firm in 1967, which increased to eight members through internal growth and by merger with an older firm, and practiced law until the Company was organized in 1977.

         DANA E. MARGOLIS, a director since 1983, served as office manager of the Company performing its accounting and purchasing functions from 1980 until 1983. In January 1984, Mrs. Margolis assumed the responsibilities of Secretary and Treasurer of the Company. Mrs. Margolis attended San Diego State University and is the wife of Harry W. Margolis.

         D. BRUCE WALTER was elected to the Board of Directors in July, 1998, and has served as the Company's President since January, 1999. He is also the Chairman of the Board of Radiomail Corporation, a wireless internet company headquartered in San Mateo, California. Mr. Walter previously held the position of Chief Executive Officer at Radiomail Corporation from October 1994 to July 1997. He was President and Chief Executive Officer of CoActive Computing Corporation, located in California, from July 1993 until October 1994. Mr. Walter was at Grid Systems Corporation, also located in California, from June 1983 to June 1993, where he was President and Chief Executive Officer from 1991 to 1993. Prior to 1983, Mr. Walter spent sixteen years in various management-level positions at Xerox Corporation. He is a 1965 graduate of Waynesburg College.

         ROGER P. YOUNG was named General Manager - Operations in June, 1998, previously holding the title of Director of Operations since 1996. In his current position, Mr. Young is responsible for the daily management of operations for the company. He joined CompuTrac in 1991 as Production Manager and held subsequent management positions in finance and accounting. His previous experience includes production and operations management positions for Westcott Communications, Inc. and Sarkes Tarzian, Inc. Mr. Young currently serves on the Board of Directors of Richardson Development Center for Children.

         DEBORAH S. GREENING was named Vice President - Sales and Marketing in 1998, previously holding the title of Vice President - Operations since 1995. Ms. Greening joined the Company in 1983 as Regional Sales Manager and has held subsequent management positions in marketing, sales, support and product development. Her previous experience included product marketing, support and sales of word processing equipment at Xerox Corporation and Phillips Information Systems. Ms. Greening is currently on the Board of Directors of Richardson Development Center for Children and served as its President during 1995. She attended the University of Wisconsin.

         LYNDA K. THOMAS was elected Vice President of Administration in December 1987. Ms. Thomas joined the Company in September 1981 as Executive Assistant to the President and served as the Company's Business Manager from August 1983 until her election to Vice President. Previously, she was a corporate officer and director of public relations for Republic Gypsum Company, a Dallas based manufacturer and supplier of building materials. She attended the University of North Texas in Denton, Texas majoring in education. Ms. Thomas currently serves on the Board of Directors of Altrusa International of Collin County.

         DAVID D. HESTER has served as the Company's senior computer programmer since June 1979 and has been responsible for the Company's major software research and development efforts. He was elected Vice President of the Company's CT Labs department in April 1996. Previously he served as an assembly-language programmer for General Computer Systems, a division of Telex. Mr. Hester attended the University of Texas at Arlington and is an honor graduate of Control Data Institute.

         IRWIN S. ARNSTEIN was elected Vice President of LFMS Support and Development of the Company in May 1996 and is responsible for the design, implementation and support of the Company's Law Firm Management System product line. Mr. Arnstein holds a 1981 Bachelor of Arts of Computer Science degree from the University of Texas. Mr. Arnstein began his career with the Company 16 years ago as a Software Engineer and has served as a Project Leader on several significant software projects leading up to his 1995 promotion to Director of LFMS Development.

         MICHAEL R. MUELLER joined the Company in October 1984 as a support programmer and was elected Vice President of Law Firm Management Systems Development in May 1996. He has been involved in the development of four of the Company's six generations of Law Firm Management Systems. Prior to joining the Company, Mr. Mueller graduated from Texas A&M University majoring in Computer Science with a minor in Accounting.

         KENNETH R. NICHOLAS, a director of the Company since 1995, has been the Managing Director of Nicholas, Flanagan & Bard, P.C., a Certified Public Accounting firm in Dallas, Texas since January, 1987. Prior to that time, Mr. Nicholas spent 22 years with Deloitte Haskins & Sells (now Deloitte & Touche), including over ten years as a partner and seven years as partner-in-charge of the Dallas tax practice. Mr. Nicholas graduated from Southern Methodist University in 1964.

         GERALD D. HARRIS, a director of the Company since 1994, is the owner and operator of Harris Typesetting Services, a graphics design and printing business located in Plano, Texas. Prior to beginning his business in 1990, Mr. Harris was the head golf professional at the prestigious Stonebriar Country Club in Frisco, Texas. Mr. Harris attended the University of Oklahoma majoring in finance.

MEETINGS OF THE BOARD OF DIRECTORS

         During the fiscal year ended January 31, 1999, the Board of Directors held one meeting and acted by unanimous written consent two times. No director attended less than 75% of the aggregate of (a) the number of Board meetings held during the fiscal year, and (b) the number of meetings of committees of the Board held during the period he served on such committees.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's Board of Directors has standing Compensation and Audit Committees. The Compensation Committee consists of Messrs. Harris and Nicholas. The Compensation Committee administers the Company's 1990 Stock Option and Stock Purchase Plans, and makes recommendations to the Board with respect to changes in officers' compensation and similar matters. The Compensation Committee met once during fiscal year 1999.

         The Company's Audit Committee consists of Messrs. Harris and Nicholas. The Audit Committee reviews the Company's significant accounting policies and operating controls, recommends independent external auditors, and reviews audit reports prepared by the external auditors. The Audit Committee met one time during fiscal year 1999.

         The Company does not have a standing nominating committee.

DIRECTOR COMPENSATION

         The Company pays directors who are not executive officers of the Company $750.00 for attendance at each meeting of the Board of Directors and $300.00 for each committee meeting attended. Directors who are also executive officers of the Company do not receive any meeting fees or other remuneration for their services as directors.

         Directors are also eligible to be granted stock options under the Company's 1990 Stock Option Plan. The plan provides for the grant of options to employees and directors of the Company covering an aggregate of 800,000 shares of Common Stock of the Company. Such options may be incentive or nonqualified stock options, except that options granted to directors who are not also employees of the Company may not be incentive stock options. Options granted to directors under the plan may contain such terms as may be determined by the Compensation Committee, except that (i) the maximum term of any option is 10 years, (ii) no director may be granted options in any calendar year for a number of shares exceeding 10% of the total number of shares for which options may be granted under the plan, (iii) shares acquired by a director upon exercise may not be sold for six months after the date of grant, and (iv) the exercise price of any option granted to a director may not be less than the fair market value of the Common Stock on the date of grant. The exercise period of any option begins and ends on such dates as may be determined by the Compensation Committee, provided that an option will terminate upon the termination of the holder's service as an employee or director, subject to certain grace periods. The vesting of outstanding options is also subject to acceleration in the discretion of the Compensation Committee or upon the occurrence of certain change-in-control events. During fiscal 1999, Mr. Nicholas was granted stock options under the plan as follows: October 7, 1998, 8,000 shares at $.375 per share (of which 5,000 shares were exercised on November 12, 1998) and December 4, 1998, 3000 shares at $1.00 per share.

         If the Company's 1999 Stock Option Plan is approved by the stockholders at the Annual Meeting, the 1990 Stock Option Plan will terminate. Directors will be eligible to be granted options under the 1999 Stock Option Plan. See "Proposal to Approve the Adoption of the 1999 Stock Option Plan."

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the aggregate compensation paid to the Company's Chief Executive Officer and the only other officer whose total annual salary and bonus for the 1999 fiscal year was $100,000 or more (the "Named Executive Officers"), with respect to each of the three fiscal years in the period ended January 31, 1999.

                                                Annual                Long-Term
                                            Compensation (1)     Compensation Awards
                                            ----------------     -------------------
                                                                 Number of Securities         All Other
                                    Fiscal                        Underlying Options         Compensation
Name and Principal Position          Year      Salary ($)               Granted                   ($)
----------------------------        -----      ----------        --------------------        ------------
Harry W. Margolis                   1999        546,000              621,000 (2)               6,156 (3)
  Chairman of the Board and         1998        542,250                  -                     5,948
  Chief Executive Officer           1997        528,300                  -                     5,756

George P. McGraw (4)                1999        114,576                  -                      -
   President                        1998        125,362                  -                     1,800 (5)
                                    1997        113,526                  -                     4,018

------------------------

(1) The columns for "Bonus" and "Other Annual Compensation" have been omitted because there is no compensation required to be reported in such column. The aggregate amount of perquisites and other personal benefits provided to the Company's Chief Executive Officer is less than the lesser of $50,000 or 10% of the total of annual salary and bonus of the officer.

(2) Of the options granted, 108,000 were cancelled November 14, 1998 in connection with an option grant of 333,000 shares on the same date.

(3) Represents the economic value of split-dollar life insurance policies paid for by the Company naming Mr. Margolis' estate as the beneficiary.

(4)      Mr. McGraw resigned his position with the Company effective June, 1998.

(5) Amount represents the Company's contribution to Mr. McGraw for Company Common Stock purchases during the fiscal year pursuant to the Company's Employee Stock Purchase Plan.

OPTION GRANTS TABLE

         The following table sets forth information regarding stock options granted to the Named Executive Officers during fiscal 1999.

                                                Percentage of
                                                Total Options
                             Number of            Granted to       Exercise
                        Securities Underlying    Employees in      or Base
     Name                Options Granted (#)      Fiscal Year     Price ($/Sh)     Expiration Date
----------------        ---------------------     -----------     ------------     ---------------
Harry W. Margolis              108,000 (1)           12.8%            $0.90          06/30/2003
                               180,000 (2)           21.4%            $0.50          12/14/1998
                               333,000 (3)           39.6%            $0.55          06/30/2003

------------------------

(1) The options were cancelled November 14, 1998 in connection with the option grant of 333,000 shares on the same date.

(2) The options were granted and exercised on November 14, 1998. The exercise price was equal to the fair market value of the Common Stock on that date.

(3) The options were granted November 14, 1998 and vested with respect to 181,818 shares on the date of grant and the remaining 151,182 shares on January 1, 1999. The exercise price is equal to 110% of the fair market value of the Common Stock on the date of grant.

OPTION EXERCISES AND AGGREGATED FISCAL YEAR-END OPTION VALUE TABLE

         The following table sets forth certain information concerning option exercises by the Named Executive Officers during the fiscal year and unexercised stock options held by the Named Executive Officers as of the end of the 1999 fiscal year.

                                                              Number of Securities
                                                              Underlying Unexercised    Value of Unexercised
                           Shares                            Options at 1999 Fiscal     In-the-Money Options
                          Acquired            Value          Year-End Exercisable (E)     at 1999 Fiscal
      Name              On Exercise (#)   Realized ($) (1)       Unexercisable (U)        Year-End ($) (2)
----------------        ---------------   ----------------       -----------------        ----------------
Harry W. Margolis           180,000            -                333,000 (E)/-0-(U)             $108,225


------------------------

(1) Represents the market value of underlying securities at the exercise date, minus the aggregate exercise price of the options. The market price of the Common Stock on the date of exercise of the option shown in the table did not exceed the exercise price.

(2) Represents the market value of the Common Stock at January 31, 1999 minus the exercise price of the option, multiplied by the number of shares exercisable under the option.

REPORT ON REPRICING OF OPTIONS

         On November 14, 1998, the Compensation Committee and the Board of Directors approved a resolution canceling incentive stock options previously granted to Mr. Margolis entitling him to purchase 225,000 shares of Common Stock at an exercise price of $1.52 per share and 108,000 shares of Common Stock at an exercise rice of $.90 per share. Concurrently, Mr. Margolis was granted a new incentive stock option covering 333,000 shares of Common Stock with an exercise price of $0.55 per share, which was equal to 110% of the fair market value of the Common Stock on the date of grant. The repricing of the stock options granted Mr. Margolis were done in connection with a voluntary restructuring of his compensation, based on the Board's determination that a larger percentage of Mr. Margolis' compensation should be represented by incentive awards and a smaller percentage by his annual salary. The Compensation Committee believes the cancellation of the old options and grant of the new options to Mr. Margolis was in the best interests of the Company and its stockholders because it provides additional incentive to Mr. Margolis to use his best efforts to improve the value of the Company's stock.

Submitted by:     The Compensation Committee
                  Kenneth R. Nicholas
                  Gerald D. Harris

LONG-TERM INCENTIVE AND PENSION PLANS

         The Company does not have any long-term incentive or pension plans.

EMPLOYMENT AGREEMENTS

         On January 1, 1998, the Company entered into an Employment Agreement with Harry W. Margolis, its Chairman of the Board and Chief Executive Officer, which expires on December 31, 2002. On November 14, 1998, the Employment Agreement was modified to reduce Mr. Margolis' base salary by $30,000 and $200,000 for calendar years 1998 and 1999, respectively. Pursuant to the Employment Agreement in effect during fiscal year 1999, Mr. Margolis was paid an annual base salary of $546,000 and is entitled to a base salary of $390,000 plus a cost of living adjustment during calendar 1999. Under the current Employment Agreement, Mr. Margolis is entitled to receive minimum annual raises equivalent to any annual increase in the Consumer Price Index for Dallas, Texas during the previous year. In addition, at the discretion of the Compensation Committee of the Board of Directors of the Company, Mr. Margolis may be considered for an annual bonus in an amount that does not exceed his salary. No bonuses were granted to Mr. Margolis during fiscal 1999. Additionally, the Company furnishes Mr. Margolis with certain fringe benefits, including the use of an automobile and a membership in a country club. The Company is obligated to provide Mr. Margolis and his family with health and dental benefits and has purchased split-dollar life insurance policies insuring Mr. Margolis' life and naming his estate as the beneficiary. In the event that Mr. Margolis becomes disabled or is otherwise incapacitated, the Company will be entitled to reduce his pay to 50% of his base salary (less certain insurance proceeds) for the remainder of the term of the Employment Agreement or until such earlier time that he is able to resume his full duties under the agreement. In the event of Mr. Margolis' death, his estate or designated beneficiary is entitled to receive 50% of his annual salary, less any insurance payments made to the estate or designated beneficiary from the above-referenced life insurance policies, for the remaining term of the agreement. Mr. Margolis is subject to certain restrictive covenants under the agreement, including a noncompetition clause which extends eighteen months beyond any termination of his employment other than termination by Mr. Margolis for "Good Reason" (as defined in the agreement) or termination due to the expiration of the agreement. The Company may at any time terminate the Employment Agreement for "Cause" (as defined in the agreement) with thirty days written notice, and, in the event that the Company fails to earn a certain specified minimum rate of return on equity for any fiscal years ending on or after January 31, 1999, the Company's Board of Directors may reduce the term of the agreement to a date which is no earlier than one year from the date Mr. Margolis receives written notice of such term reduction. If Mr. Margolis' employment is terminated (a) other than for Cause, disability, death or the expiration of the agreement, including a termination attributable to a "Change in Control" (as defined in the agreement), or (b) by Mr. Margolis for Good Reason, including any intentional failure by the Company to comply with the agreement, Mr. Margolis will be entitled to (i) a lump sum payment of three times (or two times if termination occurs during the last year of the agreement) the sum of his base salary and highest bonus paid during either of the prior two years, (ii) all compensation earned or deferred through the date of termination (including a pro-rated bonus, determined as a percentage of the prior year's bonus) and (iii) continue to participate in the Company's benefit plans for the remainder of the term of the agreement, as if the agreement had not terminated.

                      PROPOSAL TO APPROVE THE ADOPTION OF
                           THE 1999 STOCK OPTION PLAN

GENERAL

         The 1999 Stock Option Plan (the "Plan") was adopted by the Board of Directors on June 4, 1999, subject to stockholder approval at the 1999 annual meeting. The complete text of the Plan, as adopted by the Board of Directors, is attached hereto as Exhibit A. The material features of the plan are discussed below, but the description is subject to and qualified in its entirety by the full text of the Plan. The purpose of the Plan is to advance the interests of the Company by providing additional incentive to attract and retain qualified and competent employees, officers and directors, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the 1999 annual meeting is required to approve the proposal to approve the Plan. See "Outstanding Voting Securities and Voting Rights" above.

         The Company's 1990 Stock Option Plan (the "1990 Plan") is currently in effect and is not scheduled to terminate until May 30, 2020. However, the 1990 Plan provides that no incentive stock option may be granted under the 1990 Plan more than ten years after May 30, 1990. The 1990 Plan, as amended, provides for the grant of options covering an aggregate of 800,000 shares of Common Stock. However, as of May 31, 1999, there were only 39,603 shares remaining available for grant under the 1990 Plan. The Company may grant incentive stock options or nonstatutory stock options covering such shares, except that incentive stock options may not be granted after May 30, 2000. If the stockholders approve the Plan at the annual meeting, the 1990 Plan will terminate and no further options may be granted thereunder. The 1990 Plan will remain in effect, however, to the extent that its provisions govern outstanding options previously granted under the 1990 Plan.

         If the Plan is approved by the stockholders at the annual meeting, the employees, officers and directors of the Company eligible to participate in the Plan may receive more benefits under the Plan than are currently available to them.

         If the Plan is not approved by the stockholders at the annual meeting, the 1990 Plan will not be terminated. No options have yet been granted under the Plan.

DESCRIPTION OF THE PLAN

         The material features of the Plan are described below:

         GENERAL. The Plan provides for the grant of (i) incentive stock options under Section 422 of the Code and (ii) nonstatutory stock options. The Plan provides that an aggregate of 500,000 shares of Common Stock may be issued upon exercise of stock options and that options may be granted to any regular employee of the Company, including officers, and to any director, whether or not an employee, of the Company, except that incentive stock options may not be granted to a director who is not also an employee of the Company or a subsidiary. The maximum number of shares for which options may be granted under the Plan to any one person during a calendar year is 350,000 shares. No incentive stock option may be granted under the Plan more than ten years after the effective date of the Plan, and no nonstatutory stock option may be granted after the expiration of the Plan. The Plan will expire on June 4, 2029 or at such earlier date as the Board of Directors or a duly authorized committee thereof may determine, and any option outstanding on such date will remain outstanding until it has either expired or has been exercised. Authorized but unissued or reacquired shares may be issued upon exercise of options pursuant to the Plan.

         In the event that any outstanding stock option terminates, expires or is cancelled or surrendered without having been exercised in full, the shares of Common Stock not purchased under the stock option are again available for purposes of the Plan. The Plan also contains anti-dilution provisions which provide in certain events for proportionate adjustments in the number of shares of Common Stock subject to, and the exercise prices of, outstanding options and the number of shares of Common Stock which may be offered under the Plan.

         ADMINISTRATION. The Plan is administered by the Compensation Committee of the Board of Directors, or another committee of the Board of Directors designated to administer the Plan (the "Committee"). The Committee must consist of two or more members of the Board of Directors, all of whom are both a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and an "outside director" within the meaning of
Section 162(m) of the Code and the regulations thereunder. The members of the Committee are appointed from time to time by, and serve at the discretion of, the Board of Directors.

         Subject to the provisions of the Plan, the Committee has discretion to grant incentive stock options or nonstatutory stock options under the Plan and to determine the directors and employees to whom each grant is made and the number of shares covered thereby. In granting options, the Committee considers the contribution the person has made to the success of the Company or a subsidiary and such other factors as the Committee determines, which may include the recommendations of officers or other Company personnel. As of May 31, 1999, the Company had 62 employees.

         The Committee also has the power to interpret the Plan and to prescribe such rules and regulations as it deems necessary and advisable for carrying out the purposes of the Plan.

         TERMS OF STOCK OPTIONS. The exercise price for each stock option is determined by the Committee, provided that (i) the exercise price of all nonstatutory and incentive stock options granted pursuant to the Plan may not be less than 100% of the fair market value (as defined) of the Common Stock on the date of grant and (ii) the option price of an incentive stock option granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary (a "Ten Percent Employee") may not be less than 110% of such fair market value. As of May 28, 1999, the closing sales price of a share of Common Stock of the Company as reported on the American Stock Exchange (the "Exchange") was $1 1/16.

         No stock option may be exercised after the expiration of ten years from the date of grant (five years in the case of an incentive stock option granted to a Ten Percent Employee). Stock options may be exercised in whole or in part at such time, in such amounts and subject to such restrictions as are determined by the Committee in its discretion. The Committee may in its discretion accelerate the vesting of any outstanding option.

         The exercise price for each stock option is payable in full at the time of exercise and, unless further limited by the Committee in connection with any individual option, the exercise price may be paid in cash, by certified or official bank check, by money order, by delivery of already owned shares of Common Stock having a fair market value equal to the exercise price or (in the discretion of the Committee) by delivery of a personal check by the optionee, or by a combination of the foregoing. In addition, the Company in its sole discretion may, on an individual basis or pursuant to a general program, lend money to an optionee, guaranty a loan to an optionee or otherwise assist an optionee in obtaining funds necessary to exercise all or a portion of an option or to pay any tax liability attributable to the exercise of the option. Any promissory note of an optionee accepted in whole or partial payment of the exercise price of an option must provide for full recourse to the maker, be collateralized by a pledge of the shares purchased upon exercise of the option, bear interest at a market rate and contain such other terms as the Board of Directors may require.

         Options otherwise qualifying as incentive stock options under the Plan will be treated as nonstatutory stock options to the extent that the aggregate fair market value (determined as of the time the incentive stock options are granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year exceeds $100,000.

         Options granted under the Plan terminate upon termination of the optionee's employment or service as a director, except that the vested portion of options may continue to be exercisable during specified grace periods following termination of employment or service in certain circumstances.

         No incentive stock option granted under the Plan is transferable other than by will or by the laws of descent and distribution, and a stock option may be exercised during an optionee's lifetime only by the optionee. Nonstatutory stock options are transferable by an optionee, but only (i) by will or the laws of descent and distribution upon the death of the optionee; (ii) by gift or a domestic relations order to certain family members of the optionee, including certain trusts, foundations and other entities controlled by such family members; or (iii) to an entity in which more than 50% of the voting interests are owned by the optionee or the optionee's family members in exchange for an interest or interests in such entity. Each permitted transferee of a nonstatutory stock option is required to execute an agreement satisfactory to the Company agreeing to be bound by the terms and provisions of the Plan and the optionee's original option agreement relating to the option.

         MISCELLANEOUS. The Board of Directors may at any time suspend, terminate, amend or modify the Plan, in whole or in part. However, no amendment or modification of the Plan will become effective without the approval by the stockholders of the Company if the Company, on the advice of counsel, determines that stockholder approval is necessary or desirable. Upon termination of the Plan, the terms and provisions of the Plan will continue to apply to options granted prior to the termination. No suspension, termination, amendment or modification of the Plan will adversely affect in any material way any option previously granted under the Plan, without the written consent of the optionee (except that consent of the optionee will not be required for certain tax-related amendments or modifications to an option).

         The Plan contains no provision prohibiting the grant of stock options by the Committee upon the condition that outstanding stock options granted at a higher option price be surrendered for cancellation. Certain outstanding stock options granted under the Plan may from time to time have option prices in excess of the market price per share of the Common Stock. The Committee has granted under the 1990 Plan, and may grant under the Plan stock options with exercise prices established in accordance with the Plan on the condition that outstanding stock options with a higher exercise price be surrendered for cancellation.

         ADDITIONAL RIGHTS IN CERTAIN EVENTS. The Plan provides for immediate acceleration of the exercisability of all outstanding options upon the occurrence of one or more events described in Section 8 of the Plan ("Section 8 Events"). A Section 8 Event is deemed to have occurred when (i) there occurs any transaction or series of transactions that results in the stockholders of the Company immediately before such transaction or transactions ceasing to own at least 51% of the voting stock of the Company (or of the surviving entity in the transaction, if other than the Company); (ii) the stockholders of the Company approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved transaction is subsequently abandoned); or (iii) the stockholders of the Company approve a plan for the sale or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned). The Committee, in its sole discretion, may by giving written notice cancel, effective upon the date of consummation of any corporate transaction approved as described in clause (ii) or (iii) above, any option that remains unexercised on the date of such consummation. The Committee also may change the option prices or the number of shares subject to outstanding options, or both, if, in its sole discretion, it deems such changes appropriate by reason of a Section 8 Event described in clause (ii) or (iii) above.

         POSSIBLE ANTI-TAKEOVER EFFECT. The provisions of the Plan providing for the acceleration of the exercise date or the change in the terms of outstanding options upon the occurrence of a Section 8 Event could make it more difficult for a third party to acquire control of the Company and, therefore, may be deemed to benefit the current directors and officers of the Company.

GRANTS TABLE

      The table below sets forth options granted under the Company's 1990 Stock Option Plan during the fiscal years 1998 through 1999. Options granted are incentive stock options with exercise prices equal to the fair market value of the Common Stock on the date of grant, except as indicated below.

                              OPTIONS GRANTED UNDER
                           THE 1990 STOCK OPTION PLAN
                                                                                           PER SHARE
NAME                              GRANT DATE             NUMBER OF SHARES               EXERCISE PRICE
----                              ----------             ----------------               --------------
Harry W. Margolis                 07/01/1998                   108,000 (1)                   $0.90
                                  11/14/1998                   333,000 (2)                   $0.55

D. Bruce Walter                   07/16/1998                    12,000 (3)                   $0.88
                                  10/07/1998                    10,000 (4)                   $0.38
                                  01/04/1999                   100,000                       $0.88

Kenneth R. Nicholas               10/07/1998                     3,000 (3)                   $0.38
                                  10/07/1998                     5,000 (4)                   $0.38
                                  12/04/1998                    3,000  (3)                   $1.00

All Current Executive
  Officers as a Group (5)            1999                      589,500 (6)                   $0.67
                                     1998                           -                            -
All Employees Who Are
  Not Executive Officers, as
  a Group (5)                        1999                       70,791 (7)                   $0.47
                                     1998                       11,000                       $1.14


         (1) The option granted to Mr. Margolis was cancelled November 14, 1998 in connection with the option grant of 333,000 shares on the same date.

         (2) The option granted to Mr. Margolis, the Chief Executive Officer and a greater than 10% stockholder of the Company, is an incentive stock option granted in replacement of two options previously granted to Mr. Margolis under the Plan and has an exercise price equal to 110% of the closing sales price of the common stock on November 13, 1998. The option expires June 30, 2003.

         (3)      The options are non-statutory stock options.

         (4) The options were exercised on November 12, 1998, the expiration date of the grant.

         (5) For the indicated groups, reflects all options granted to members of the group during the years specified and the average exercise prices of such options.

         (6) Includes options for a total of 26,000 shares that were exercised on November 12, 1998, the expiration date of the grant.

         (7) Includes options for a total of 52,791 shares that were exercised on November 12, 1998, the expiration date of the grant.

      In addition to options granted under the 1990 Plan, Mr. Margolis was granted an option to purchase 180,000 shares at an exercise price of $0.50 per share on November 14, 1998. This option was granted in connection with a restructuring of Mr. Margolis' compensation, which included a voluntary reduction by Mr. Margolis in his annual cash compensation.

U.S. FEDERAL INCOME TAX CONSEQUENCES

         The following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of U.S. federal income tax consequences, and the consequences to employees and directors may be either more or less favorable than those described below depending on their particular circumstances.

         INCENTIVE STOCK OPTIONS. No income will be recognized by an optionee for federal income tax purposes upon the grant or exercise of an incentive stock option. The basis of shares transferred to an optionee pursuant to the exercise of an incentive stock option is the price paid for the shares. If the optionee holds the shares for at least one year after transfer of the shares to the optionee and two years after the grant of the option, the optionee will recognize capital gain or loss upon sale of the shares received upon the exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the optionee will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of such shares, or if less (and if the disposition is a transaction in which loss, if sustained, would be recognized), the gain on disposition. Any additional gain or loss realized by the optionee upon such disposition will be a capital gain or loss.

         The excess of the fair market value of shares received upon the exercise of an incentive stock option over the option price for the shares is an item of adjustment for the optionee for purposes of the alternative minimum tax.

         The Company is not entitled to a deduction upon the exercise of an incentive stock option by an optionee. If the optionee disposes of the shares received pursuant to such exercise prior to the expiration of one year following transfer of the shares to the optionee or two years after grant of the option, however, the Company may deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares at the time such income is recognized by the optionee.

         If an optionee uses already owned shares of Common Stock to pay the exercise price for shares under an incentive stock option, the resulting tax consequences will depend upon whether the already owned shares of Common Stock are "statutory option stock", and, if so, whether such statutory option stock has been held by the optionee for the applicable holding period referred to in
Section 424(c)(3)(A) of the Code. In general, statutory option stock (as defined in Section 424(c)(3)(B) of the Code) is any stock acquired through the exercise of an incentive stock option or an option granted pursuant to an employee stock purchase plan, but not stock acquired through the exercise of a nonstatutory stock option. If the stock is statutory option stock with respect to which the applicable holding period has been satisfied, no income will be recognized by the optionee upon the transfer of such stock in payment of the exercise price of an incentive stock option. If the stock is not statutory option stock, no income will be recognized by the optionee upon the transfer of the stock unless the stock is not substantially vested within the meaning of the regulations under
Section 83 of the Code (in which event it appears that the optionee will recognize ordinary income upon the transfer equal to the amount by which the fair market value of the transferred shares exceeds their basis). If the stock used to pay the exercise price of an incentive stock option is statutory option stock with respect to which the applicable holding period has not been satisfied, the transfer of such stock will be a disqualifying disposition described in Section 421(b) of the Code which will result in the recognition of ordinary income by the optionee in an amount equal to the excess of the fair market value of the statutory option stock at the time the incentive stock option covering such stock was exercised over the option price of such stock. Under the present provisions of the Code, it is not clear whether all shares received upon the exercise of an incentive stock option with already owned shares will be statutory option stock or how the optionee's basis will be allocated among such shares.

         NONSTATUTORY STOCK OPTIONS. No income will be recognized by an optionee for federal income tax purposes upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for such shares. Income recognized by an employee upon the exercise of nonstatutory stock options will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the Company must make the necessary arrangements with such optionee to ensure that the amount of the tax required to be withheld is available for payment. Nonstatutory stock options are designed to provide the Company with a deduction equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee.

         The basis of shares transferred to an optionee pursuant to exercise of a nonstatutory stock option is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise of the option. If an optionee thereafter sells shares acquired upon exercise of a nonstatutory stock option, any amount realized over the basis of the shares will constitute capital gain to the optionee for federal income tax purposes.

         If an optionee uses already owned shares of Common Stock to pay the exercise price for shares under a nonstatutory stock option, the number of shares received pursuant to the option which is equal to the number of shares delivered in payment of the exercise price will be considered received in a nontaxable exchange, and the fair market value of the remaining shares received by the optionee upon such exercise will be taxable to the optionee as ordinary income. If the already owned shares of Common Stock are not statutory option stock or are statutory option stock with respect to which the applicable holding period referred to in Section 424(c)(3)(A) of the Code has been satisfied, the shares received pursuant to the exercise of the nonstatutory stock option will not be statutory option stock and the optionee's basis in the number of shares received in exchange for the shares delivered in payment of the exercise price will be equal to the basis of the shares delivered in payment. The basis of the remaining shares received upon such exercise will be equal to the fair market value of such shares. However, if the already owned shares of Common Stock are statutory option stock with respect to which the applicable holding period has not been satisfied, it is not presently clear whether such exercise will be considered a disqualifying disposition of the statutory option stock, whether the shares received upon such exercise will be statutory option stock, or how the optionee's basis will be allocated among the shares received.

         LIMITATION ON THE COMPANY'S COMPENSATION DEDUCTION. Section 162(m) of the Code limits the deduction which a publicly traded company may take for otherwise deductible compensation payable to certain executive officers of the Company to the extent that compensation paid to such officers for such year exceeds $1 million, unless such compensation is performance-based, is approved by the Company's stockholders and meets certain other criteria. Compensation attributable to a stock option is deemed to satisfy the requirements for performance-based compensation only if (i) the grant is made by a committee composed of two or more outside directors; (ii) the plan states the maximum number of shares with respect to which options may be granted during a specified period to any employee; and (iii) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the option grant. The Plan has been designed to enable option grants to qualify as performance-based compensation for purposes of Section 162(m) of the Code.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE 1999 STOCK OPTION PLAN. Proxies solicited by the Board of Directors will be voted in favor of approval of the Plan unless stockholders specify otherwise.

                                  OTHER MATTERS


STOCKHOLDER PROPOSALS

         Any stockholder intending to present any proposal for inclusion in the proxy statement for the 2000 Annual Meeting of Stockholders must submit such proposal in writing to the Company at its principal executive offices on or before February 7, 2000.

INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Grant Thornton LLP served as independent public accountants in connection with the audit of the Company's financial statements for the fiscal year ended January 31, 1999 and has been selected to serve in that capacity for the fiscal year ending January 31, 2000. A representative of the firm is expected to be present during the annual meeting. Such representative will be afforded an opportunity to make a statement at the meeting if he so desires and will be available to answer appropriate questions.


OTHER BUSINESS

         The Board of Directors does not intend to present and does not have any reason to believe that others in attendance will present at the Annual Meeting any item of business other than those mentioned in the Notice of Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying Proxy will vote the Proxy as in their discretion they may deem appropriate, unless they are directed by the Proxy to do otherwise.

                                      By Order of the Board of Directors



                                                  Dana E. Margolis
                                               Secretary and Treasurer

Richardson, Texas
June 7, 1999


         THE COMPANY'S FORM 10-KSB ANNUAL REPORT, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, PROVIDES CERTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY. A COPY OF THIS REPORT MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, COMPUTRAC, INC., 222 MUNICIPAL DRIVE, RICHARDSON, TEXAS 75080 OR VIA THE COMPANY'S WEBSITE AT: WWW.COMPUTRAC.COM

                                    EXHIBIT A

                                 COMPUTRAC, INC.



                             1999 STOCK OPTION PLAN


1. Purpose. The purpose of this Plan is to advance the interests of CompuTrac, Inc., a Texas corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide management and director services and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons.

2. Definitions. As used herein, the following terms shall have the meaning indicated:

         a)       "Board" shall mean the Board of Directors of the Company.

         b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         c) "Committee" shall mean the Compensation Committee of the Board, or such other committee of the Board as may be designated by the Board to administer the Plan; provided that the Committee shall consist of two or more directors of the Company, all of whom are both a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of the definition of such term as contained in Treasury Regulation Section 1.162-27(e)(3) interpreting Section 162(m) of the Code, or any successor definitions adopted. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

         d) "Company" shall mean CompuTrac, Inc., a Texas corporation, or any successor thereto.

         e)       "Director" shall mean a member of the Board.

         f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

         g) "Fair Market Value" of a Share on any date of reference shall be the Closing Price of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in good faith. For this purpose, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation,
                  (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, or (iii) if neither clause (i) or
                  (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.

         h) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Code.

         i) "Non-Statutory Stock Option" shall mean an Option which is not an Incentive Stock Option.

         j) "Option" (when capitalized) shall mean any option granted under this Plan.

         k) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

         l)       "Plan" shall mean this CompuTrac, Inc. 1999 Stock Option Plan.

         m)       "Share(s)" shall mean a share or shares of the Common Stock.

         n) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. Shares and Options. The Company may grant to Optionees from time to time Options to purchase an aggregate of up to Five Hundred Thousand (500,000) Shares from the authorized and unissued Shares of the Company or Shares reacquired by the Company at the time; provided, however, that the maximum number of Shares for which Options may be granted under the Plan to any one person during a calendar year is Three Hundred Fifty Thousand (350,000). If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or a Non-Statutory Stock Option. All Incentive Stock Options shall be granted within 10 years of the effective date of this Plan.

4. Dollar Limitation. Options otherwise qualifying as Incentive Stock Options hereunder will be treated as Non-Statutory Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Section 422(b) of the Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations), exceeds $100,000.00.

5.       Conditions for Grant of Options.

         a) Each Option shall be evidenced by a written option agreement between the Company and the Optionee that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. In the event of a conflict between an option agreement and the Plan, the terms of the Plan shall govern. Optionees shall be those persons selected by the Committee from the class of all regular employees of the Company and its Subsidiaries and all Directors, whether or not employees; provided, however, that no Incentive Stock Option shall be granted to a Director who is not also an employee of the Company or a Subsidiary. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive an Option under this Plan for the duration of such waiver.

         b) In granting Options, the Committee shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee shall deem to be appropriate. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted in the Plan.

         c) Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

6. Exercise Price. The price at which a Share may be purchased upon exercise of an Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value of a Share on the effective date of the Option's grant.

7.       Exercise of Options.

         a) An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements.

         b) Unless further limited by the Committee in any Option, the exercise price of any Shares purchased shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of the Company's principal lender, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require.

         c) No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

8. Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option, except as otherwise provided in this Section 8.

         a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

         b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable:

                  (i) if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of an entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                  (ii) if the stockholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                  (iii) if the stockholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

         c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

9.       Termination of Option Period.

         a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (i) three months after the date on which the Optionee's employment is terminated (or, in the case of a non-employee Director, the date on which the Optionee ceases to be a Director) for any reason other than by reason of (A) Cause, which, for purposes of this Plan, shall mean the termination of the Optionee's employment (or, in the case of a non-employee Director, the removal of the Optionee as a Director) by reason of the Optionee's wilful misconduct or gross negligence, (B) a mental or physical disability as determined by a medical doctor satisfactory to the Committee, or (C) death;

                  (ii) immediately upon the termination of the Optionee's employment (or, in the case of a non-employee Director, the removal of the Optionee as a Director) for Cause;

                  (iii) one year after the date on which the Optionee's employment is terminated (or, in the case of a non-employee Director, the date the Optionee is removed as a Director) by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee;

                  (iv) (A) twelve months after the date of termination of the Optionee's employment (or, in the case of a non-employee Director, the removal of the Optionee as a Director) by reason of death of the employee, or
                           (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

         b) The Committee in its sole discretion may by giving written notice ("cancellation notice") cancel, effective upon the date of the consummation of any corporate transaction described in Subsections 8(b)(ii) or (iii) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after stockholder approval of such corporate transaction.

10.      Adjustment of Shares.

         a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                  (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                  (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to an outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

         b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(ii) or
                  (iii) hereof.

         c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

         d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company;
                  (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

11. Transferability of Options. Each Incentive Stock Option shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Incentive Stock Option shall be exercisable during the Optionee's lifetime only by the Optionee. Each Non-Statutory Stock Option shall provide that such Option shall be exercisable only by the Optionee or by a person or entity to which the Optionee is permitted to transfer the Option in accordance with this Section 11. A Non -Statutory Stock Option granted under the Plan shall be transferrable by the Optionee only as follows:

         (a) By will or the laws of descent and distribution upon the death of the Optionee;

         (b) By gift or a domestic relations order to a "family member" of the Optionee, as such term is defined in the instructions to Form S-8 under the Securities Act of 1933, as amended, including without limitation trusts in which family members of the Optionee have more than 50% of the beneficial interest, foundations in which such family members control the management of assets, and any other entity in which such family members or the Optionee own more than 50% of the voting interests; or

         (c) To an entity in which more than 50% of the voting interests are owned by the Optionee or the Optionee's family members in exchange for an interest or interests in that entity.

         Each permitted transferee will execute an agreement satisfactory to the Company agreeing to be bound by the terms and provisions of this Plan and the Optionee's original option agreement relating to the Option.

12. Issuance of Shares. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

         a) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

         b) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

         In addition and notwithstanding anything contained in the Plan to the contrary, the Company shall have no obligation to issue or deliver Shares under the Plan prior to (a) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange or stock market on which the Common Stock may be listed and (c) the completion of any registration of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

13.      Administration of the Plan.

         a) The Plan shall be administered by the Committee, which shall consist of one or more members of the Board. The Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

         b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive.

         c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

14. Options for 10% Shareholders. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary as defined in Section 424 of the Code at the date of grant) unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

15. No Fractional Shares. No fractional shares of Common Stock shall be issued pursuant to any Option granted under the Plan, and no payment or other adjustment shall be made in respect of any such fractional share.

16. Withholding Taxes. The Company shall be entitled to deduct from any payment made under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment and may require the Optionee to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Common Stock under the Plan. In addition, the Company or Subsidiary employing the Optionee shall be entitled to deduct from any other compensation payable to the Optionee any withholding obligations with respect to Options under the Plan.

17. Binding Effect. The obligation of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company. The terms and conditions of the Plan shall be binding upon each Optionee and his or her heirs, legatees, distributees and legal representatives.

18.      Interpretation.

         a) The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under section 422 of the Code. If any provision of the Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

         b)       This Plan shall be governed by the laws of the State of Texas.

         c) Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Plan.

         d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

19. Amendment and Discontinuation of the Plan. The Board may at any time suspend, terminate, amend or modify the Plan, in whole or in part; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by the stockholders of the Company if the Company, on the advice of counsel, determines that such stockholder approval is necessary or desirable. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Options granted prior to such termination. No suspension, termination, amendment or modification of the Plan shall adversely affect in any material way any Option previously granted under the Plan, without the consent of the Optionee holding such Option (except that such consent shall not be required in the case of an amendment or modification required following a change in law or interpretation thereof to cause the Options under the Plan to continue to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code).

20. Effective Date and Termination Date. The Plan shall be effective as of June ___, 1999, the date of its adoption by the Board, provided it is duly approved by the holders of at least a majority of the Shares of Common Stock present or represented and entitled to vote at a meeting of the shareholders of the Company duly held in accordance with applicable law within twelve months after the date of adoption of the Plan by the Board. If the Plan is not so approved, the Plan shall terminate and any Option granted hereunder shall be null and void. If approved, the Plan shall terminate on the 30th anniversary of the effective date, unless earlier terminated by the Board in accordance with Section 16 hereof.

         IN WITNESS WHEREOF, this Plan has been executed this ____ day of June, 1999.

                                      COMPUTRAC, INC.



                                          By:
                                             -----------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                      --------------------------

--------------------------------------------------------------------------------

          COMPUTRAC, INC. * 222 MUNICIPAL DRIVE * RICHARDSON, TX 75080 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of CompuTrac, Inc., a Texas corporation (the "Company"), hereby appoints Harry W. Margolis, Dana E. Margolis and Roger P. Young, and each of them, with power of substitution, as proxies of the undersigned, to vote the shares of stock of the Company held of record by the undersigned as of the close of business on May 28, 1999, at the Annual Meeting of Stockholders to be held on July 15, 1999, and all adjournments thereof.

(1) [ ]  FOR all nominees for               [ ]  WITHHOLD AUTHORITY to vote for
         Directors listed below                  all nominees listed below
         (except as marked to the
         contrary below)

Harry W. Margolis, Dana E. Margolis, D. Bruce Walter, Gerald D. Harris and
                              Kenneth R. Nicholas

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

(2) To approve the adoption of the Company's 1999 Stock Option Plan.

     [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(3) Upon any other matter which may properly come before the Annual Meeting in their discretion.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS AND FOR THE APPROVAL OF THE OTHER PROPOSAL LISTED ON THE REVERSE HEREOF.

                                                 PLEASE SIGN AND RETURN PROMPTLY

                                                 Receipt of the Notice of Annual
                                                 Meeting and Proxy Statement is
                                                 hereby acknowledged.

                                                 Dated:___________________, 1999


                                                 _______________________________
                                                 Signature

                                                 _______________________________
                                                 Signature

                                                 IMPORTANT - Joint owners must
                                                 EACH sign. When signing as
                                                 attorney, trustee, executor,
                                                 administrator, guardian or
                                                 corporate officer, please give
                                                 your FULL title.

--------------------------------------------------------------------------------